Case 1:11-cv-00054-SLR Document 800 Filed 07/11/14 Page 1 of 3 PageID #: 34064

IN THE UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF DELAWARE

BUTAMAX™ ADVANCED )

BIOFUELS LLC, )

)

Plaintiff/Counterclaim )

Defendant, )

)

v. ) Civ. No. 11-54-SLR

)

GEVO, INC., )

)

DefendanUCounterclaim )

Plaintiff, )

v. )

)

E.l. DUPONT DE NEMOURS AND )

COMPANY, )

)

Counterclaim Defendant. )

ORDER

At Wilmington this \\’day of July, 2014, having considered Gevo, Inc.’s (“Gevo”)

motion to stay1 (D. I. 759), the papers submitted in connection therewith, and the arguments of counsel; the court issues its decision consistent with the reasoning that follows:

1. Background. On June 26, 2014, Gevo’s petition for a writ of certiorari

(“petition”) regarding the United States Court of Appeals for the Federal Circuit’s

decision, Butamax Advanced Biofue/s LLC v. Gevo, Inc., Civ. No. 2013-1342, 2014 WL

593486 (Fed. Cir. Feb. 18, 2014), was on the Supreme Court’s docket. (D. I. 790 at 1f

10n May 20, 2014, the court declined to decide the motion to stay until the

United States Supreme Court issued its decision on Gevo’s petition for a writ of certiorari. (D .I. 767)

Case 1:11-cv-00054-SLR Document 800 Filed 07/11/14 Page 2 of 3 PageID #: 34065

11 & ex. A, Supreme Court Docket Entry for Case No. 13-1286, Gevo, Inc. v. Butamax

Advanced Biofuels LLC, showing petition distributed for June 26, 2014 conference) As the date of decision of Gevo’s petition, June 30, 2014, has passed, it appears that the

Supreme Court is holding Gevo’s petition pending its decision in Teva Phamaceuticals

USA, Inc. v. Sandoz, Inc., Civ. No. 13-854, 2014 U.S. LEXIS 2312 (S. Ct. Mar. 31,

2014).

2. Standard. Motions to stay invoke the broad discretionary powers of the court. See Dentsply lnt’l, Inc. v. Kerr Mfg. Co., 734 F.Supp. 656, 658 (D. Del. 1990)

(citing Bechtel Corp. v. Laborers’ lnt’l Union, 544 F.2d 1207, 1215 (3d Cir. 1976)); see

also Monsanto Co. v. Syngenta Seeds, Inc., Civ. No. 04-305, 2006 U.S. Dist. LEXIS

84963, at *3 (D. Del. Nov. 8, 2006) (citing In re lnnotron Diagnostics, 800 F.2d 1077,

1085 (Fed. Cir. 1986)). Three general factors inform the court in this regard:

(1) whether the granting of a stay would cause the non-moving party to suffer undue prejudice from any delay or allow the moving party to gain a clear tactical advantage over the non-moving party; (2) whether a stay will simplify the issues for trial; and (3) whether discovery is complete and a trial date set.

Enhanced Security Research, LLC v. Cisco Sys., Inc., Civ. No. 09-571,2010 WL

2573925, at *3 (D. Del. June 25, 2010) (citing St. Clair Intellectual Prop. Consultants v.

Sony Corp., Civ. No. 01-557, 2003 WL 25283239, at *1 (D. Del. Jan. 30, 2003)).

3. Discussion. The Federal Circuit reversed-in-part, vacated-in-part, and remanded the case at bar, specifically issuing a new claim construction for a certain claim limitation. The parties agree that the new claim construction is central to their dispute and to the issues of infringement and invalidity, which are to be tried to a jury.

Case 1:11-cv-00054-SLR Document 800 Filed 07/11/14 Page 3 of 3 PageID #: 34066

As the standard of review on claim construction is the subject of the petition to the

Supreme Court, the case at bar is left in a state of flux. The parties agree that a potential outcome of the Supreme Court’s review is a grant of Gevo’s petition, vacatur of the Federal Circuit’s decision, and remand back to the Federal Circuit (“GVR”). The parties have not located helpful case law2 to address the impact of such an outcome on a jury verdict obtained in the interim. In Lockheed Martin v. Space Sys./Loral, 324 F.3d

1308, 1310 (Fed. Cir. 2003), the Federal Circuit explained that after a GVR, “the case on remand stands in the same posture as it did in the earlier appeal before our decision there.” /d. at 1310.

4. While the trial date is upcoming on July 21, 2014, any future change in the claim construction would negate the interim jury verdict. Moreover, many of the disputed pre-trial issues are colored by the new claim construction.

For these reasons, IT IS ORDERED THAT, Gevo’s motion to stay (D.I. 759) is granted.

United States District Judge

2Nor has the court found any.

3